SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 22, 1996

                         BALCOR REALTY INVESTORS - 83
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Eagle Crest Apartments, Phase I

As previously reported in the Partnership's Current Report on Form 8-K dated April 23, 1996 and Report on Form 10-Q for the quarter ended March 31, 1996, on April 23, 1996, the joint venture which owns Eagle Crest Apartments, Phase I, Irving, Texas, contracted to sell the property for a sale price of $9,270,000. On May 22, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur. Pursuant to the agreement of sale, the $300,000 in earnest money previously deposited and interest accrued thereon will be returned to the purchaser.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)  Notice of Disapproval relating to the sale of the Eagle
                              Crest apartment complex, Phase I, Irving, Texas.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS-83

                         By:  Balcor Partners-XIII, an Illinois
                                general partnership, its general
                                 partner

                         By:  RGF-Balcor Associates-II, an
                                Illinois general partnership, a partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  June 6, 1996
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